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                             AMENDMENT NUMBER FIVE
                                       TO
                                CREDIT AGREEMENT

         THIS AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT (this "Amendment") is made as of June 1, 2000, by and among BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, a national banking association, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (each a "Lender"), BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), and FLOW INTERNATIONAL CORPORATION, a Washington corporation ("Borrower").

                                    RECITALS

         A. Lenders, Agent and Borrower are parties to that certain Credit Agreement dated as of August 31, 1998, as amended by that certain Amendment Number One to Credit Agreement dated as of March 26, 1999, by that certain Amendment Number Two to Credit Agreement dated as of June 21, 1999, by that certain Amendment Number Three to Credit Agreement dated as of September 2, 1999, and by that certain Amendment Number Four to Credit Agreement dated as of April 28, 2000 (the "Credit Agreement").

         B. Borrower has requested, and Lenders and Agent have agreed, to amend the Credit Agreement upon certain terms and conditions contained in this Amendment.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

         2. AMENDMENTS TO DEFINITION OF "TANGIBLE NET WORTH." In Section 1.1, the definition of "Tangible Net Worth" is hereby amended to read as follows:

                  "TANGIBLE NET WORTH" means the total assets less total liabilities excluding, however, from the determination of total assets:
         (a) intangible assets, (such as goodwill, patents, trademarks, copyrights, franchises and deferred taxes, including unamortized debt discount and research and development costs); (b) cash held in a sinking fund or other similar fund established for the purpose of redemption or other retirement of capital stock; (c) reserves for depreciation, depletion, obsolescences, or amortization of properties and other reserves or appropriations of retained earnings which have been established in connection with Borrower's business; (d) any revaluation or other write-up in book value of assets subsequent to the fiscal year of Borrower last ended as of August 31, 1998; and, for clarification purposes, excluding from total liabilities, minority interests; and (e) cumulative translation adjustment.


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         3.       AMENDMENT TO MINIMUM NET WORTH. Section 6.14 of the Credit
Agreement is amended and restated as follows:

                  SECTION 6.14 MINIMUM NET WORTH. Borrower shall maintain, on a consolidated basis, as at the end of each fiscal quarter, a Tangible Net Worth equal to or greater than the then applicable Minimum Net Worth. "Minimum Net Worth" shall mean $27,800,000, PLUS cumulative quarterly increases equal to fifty percent (50%) of Borrower's net income for all fiscal quarters ending on or after July 31, 1999, excluding any adjustments thereto for losses, PLUS all amounts contributed to Borrower as equity at any time after September 1, 1999.

         5. AMENDMENT TO DEBT TO TANGIBLE NET WORTH RATIO. Section 6.15 of the Credit Agreement is amended and restated as follows:

                  SECTION 6.15 DEBT TO TANGIBLE NET WORTH RATIO. Borrower shall maintain, on a consolidated basis, a ratio of Debt to Tangible Net Worth of not more than (a) 3.70 to 1 as at the fiscal quarters ending April 30, 2000, July 31, 2000, October 31, 2000 and January 31, 2001;
         (b) 3.10 to 1 as at the fiscal quarters ending April 30, 2001, July 31, 2001, October 31, 2001 and January 31, 2002; and (c) 2.60 to 1 as at the fiscal quarters ending April 30, 2002 and thereafter. As used herein, "Debt" shall mean, on a consolidated basis, all liabilities of Borrower as determined and computed in accordance with GAAP other than Senior Unsecured Debt, Subordinated Debt, and for clarification purposes only, minority interests.

         6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when Borrower, Agent and each Lender have executed and delivered counterparts hereof to Agent.

         7. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

         8. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

         9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.


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         11.      ORAL AGREEMENTS NOT ENFORCEABLE.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Five to Credit Agreement as of the date first above written.

BORROWER:                           FLOW INTERNATIONAL CORPORATION


                                    By:      ___________________________________
                                    Its:     ___________________________________


LENDERS:                            BANK OF AMERICA, N.A.


                                    By:      ___________________________________
                                    Its:     ___________________________________


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:      ___________________________________
                                    Its:     ___________________________________


AGENT:                              BANK OF AMERICA, N.A.


                                    By:      ___________________________________
                                    Its:     ___________________________________


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